PLUS KOREA DEFENSE INDEX ETF SCHEDULE OF INVESTMENTS (Unaudited) August 31, 2025

Common Stocks — 99.8%	Shares	Fair Value
South Korea — 99.8%
Consumer Discretionary — 16.3%
Hyundai Mobis Company Ltd.	3,994	$ 915,007
Hyundai Motor Company	4,705	744,542
Hyundai Wia Corporation	55,363	2,003,064
Kia Corp	10,531	801,424
SNT Dynamics Company Ltd.	49,032	2,204,280
SNT Motiv Company Ltd.	48,671	1,302,328
		7,970,645
Financials — 1.9%
Hanwha Corporation	15,488	933,569

Industrials — 70.9%+
Daewoo Shipbuilding & Marine Engineering Company(a)	20,770	1,673,253
Hanwha Aerospace Company Ltd.	12,382	7,873,180
Hanwha Systems Company Ltd.	48,780	1,785,939
HD Hyundai Heavy Industries Company Ltd.	3,702	1,384,672
HJ Shipbuilding & Construction Company Ltd.(a)	264,950	3,598,098
Hyundai Rotem Company Ltd.	46,058	6,364,137
Korea Aerospace Industries Ltd.	44,235	3,029,075
LIG Nex1 Company Ltd.	8,781	3,091,746
LS Marine Solution Company Ltd.	34,445	569,851
MNC Solution Company Ltd.	15,901	2,049,602
Rainbow Robotics(a)	4,310	847,894
Samhyun Company Ltd.	126,311	1,294,682
SK oceanplant Company Ltd.(a)	73,176	1,097,443
		34,659,572
Materials — 5.6%
Poongsan Corporation	21,983	1,878,497
Young Poong Corporation	31,078	847,226
		2,725,723
Technology — 5.1%
Satrec Initiative Company Ltd.	41,304	1,506,285
Sphere Corporation(a)	119,317	1,000,709
		2,506,994

Total South Korea		48,796,503

Total Common Stocks
(Cost $35,096,934)		48,796,503

Total Investments — 99.8%
(Cost $35,096,934)		48,796,503

Other Assets in Excess of Liabilities — 0.2%		116,657

Total Net Assets — 100.0%		$ 48,913,160

LTD	- Limited Company
(a)	Non-income producing security.

+	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.